Equity Incentive Plan/Board of Directors Fees	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Equity Incentive Plan/Board of Directors Fees
13.	Equity Incentive Plan/Board of Directors Fees

Pursuant to the equity incentive plan, there are no shares of the Company’s common stock available for grant as of December 31, 2017.

On November 12, 2015, pursuant to the unanimous written consent of the Company’s Compensation Committee, as a result of the Company’s ongoing liquidity issues, the non-executive Board members agreed to accept a reduction in payment for the outstanding Board fees as well as to reduce the ongoing fee to the non-executive board members; effective with the fourth quarter of 2015, the fee to be paid to each non-executive Board member has been reduced to $3 per quarter.

On February 9, 2017, the Company’s Board of Directors agreed to the reduction of the five-member Board to a three-member Board. Thus, Mr. Galinas and Mr. Panagiotopoulos resigned, and they nominated Mr. Filippas to fill their vacancy. Mr. Filippas, who had served as deputy Chief Financial Officer of the Company, accepted the nomination and was elected as a member of the Board and Treasurer. Effective October 3, 2017, Mr. Dimitris Papadopoulos resigned for personal reasons, effective immediately, as Chief Financial Officer and a member of the Board of Directors of the Company. Effective October 3, 2017, the Company appointed Mr. Dimitrios Filippas as the Company’s Chief Financial Officer. Effective October 3, 2017, the Company appointed Ms. Argyro Fonia to the Board of Directors to fill the vacancy created by Mr. Papadopoulos’ resignation.

For the year ended December 31, 2017, the stock-based compensation expense in relation to the common shares granted on November 10, 2014 and November 17, 2015 has been fully recognized.